UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2004


                         Commission File Number 1-11527


                          HOSPITALITY PROPERTIES TRUST



             Maryland                                    04-3262075
-----------------------------------        -------------------------------------
     (State of Organization)                 (IRS Employer Identification No.)


                 400 Centre Street, Newton, Massachusetts 02458

                                  617-964-8389

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

(a)      CHANGE OF TRANSFER AGENT

         On December 13, 2004, we changed the transfer agent for our shares of beneficial interest from EquiServe Trust Company, N.A. to Wells Fargo Bank, National Association, or Wells Fargo. Wells Fargo now serves as our transfer agent, registrar and dividend disbursing agent and also acts as plan administrator of our Dividend Reinvestment and Cash Purchase Plan. In connection with the change, we amended our Dividend Reinvestment and Cash Purchase Plan in certain respects. A copy of the current Dividend Reinvestment and Cash Purchase Plan is furnished attached to this Report as Exhibit 99.1. Additionally, Wells Fargo now is successor Rights Agent under the Rights Agreement, dated May 20, 1997, relating to our shareholder protection rights plan.

(b)      SUPPLEMENTARY FEDERAL INCOME TAX CONSIDERATIONS

         The following summary of federal income tax considerations supplements and updates the more detailed description of these matters appearing under the caption "Federal Income Tax Considerations" of Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2003 (our "Annual Report"). Sullivan & Worcester LLP, Boston, Massachusetts, has rendered a legal opinion that the discussion in the portion of our Annual Report captioned "Federal Income Tax Considerations", as supplemented by the discussion in this Report, is accurate in all material respects and fairly summarizes the federal income tax issues discussed in those sections, and the opinion of counsel referred to in such portion of our Annual Report, as supplemented by the discussion in this Report, represents Sullivan & Worcester LLP's opinion on those subjects. Specifically, subject to qualifications and assumptions contained in its opinion, in our Annual Report and in this Report, Sullivan & Worcester LLP has given us an opinion to the effect that we have been organized and have qualified as a REIT under the Internal Revenue Code of 1986, as amended (the "IRC"), for our 1995 through 2003 taxable years, and that our current investments and plan of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT under the IRC.

         On October 22, 2004, the American Jobs Creation Act of 2004 (the "2004 Act") became law. The 2004 Act, which is generally effective for taxable years beginning in 2005, contains a number of provisions applicable to REITs. These provisions make it easier for REITs to satisfy some of the income tests and asset tests more particularly described in our Annual Report, and to prevent terminations of REIT status due to inadvertent violations of technical tax requirements. Significant REIT provisions of the 2004 Act are summarized below.

         The 2004 Act expands, for purposes of the 10% asset value test described in our Annual Report, the "straight debt" securities safe harbor to include, on a retroactive basis, among other items (a) certain rental agreements in which payment is to be made in subsequent years, (b) any obligation to pay rents from real property, (c) securities issued by governmental entities that are not dependent in whole or in part on the profits of or payments from a nongovernmental entity, and (d) any security issued by another REIT.

         The 2004 Act excludes from the 95% gross income test described in our Annual Report any income arising from "clearly identified" hedging transactions that are entered into by a REIT, or certain subsidiary entities, to manage interest rate, price, or currency fluctuations with respect to borrowings incurred or to be incurred by the REIT to acquire or carry real estate assets. In general, for a hedging transaction to be "clearly identified" (a) the transaction must be

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identified  as a hedging  transaction  before  the end of the day on which it is entered and (b) the risks being hedged must be identified generally within 35 days after the date the transaction is entered.

         Two relief provisions are contained in the 2004 Act for violations of the 5% asset test or the 10% vote or value asset tests described in our Annual Report. A REIT that fails the 5% value test or the 10% vote or value tests at the close of any quarter without curing such failure within 30 days after the close of such quarter is excused if (a) the value of the assets causing the failure does not exceed the lesser of 1% of the total value of the REIT's assets at the end of the relevant quarter or $10,000,000 and (b) within 6 months after the last day of the quarter in which the REIT identifies the failure, either the REIT disposes of the assets causing the failure or otherwise satisfies the 5% value or 10% vote or value asset tests. The 2004 Act also provides an additional relief provision pursuant to which a REIT that fails the 5% value or the 10% vote or value asset tests in a taxable year may nevertheless qualify as a REIT if (a) the REIT provides the IRS with a description of each asset causing the failure, (b) the failure was due to reasonable cause and not willful neglect,
(c) the REIT pays a tax equal to the greater of (i) $50,000 or (ii) the highest rate of corporate tax imposed (currently 35%) on the net income generated by the assets causing the failure during the period of the failure and (d) within 6 months after the last day of the quarter in which the REIT identifies the failure, either the REIT disposes of the assets causing the failure or otherwise satisfies the 5% value or 10% vote or value asset tests.

         Under the 2004 Act, capital gain dividends deductible by us in respect of our 2005 taxable year and beyond, and received by a non-U.S. shareholder, will be subject to the taxation and withholding regime applicable to ordinary income dividends (and the branch profits tax will not apply), provided that (1) the capital gain dividends are received with respect to a class of shares that is regularly traded on an established securities market located in the United States and (2) the foreign shareholder does not own more than 5% of that class of shares at any time during the taxable year in which the capital gain dividends are received. As such, qualifying non-U.S. shareholders will no longer be subject to FIRPTA withholding on capital gain dividends, and will no longer be required to file U.S. federal income tax returns in respect of their capital gain dividends.

         U.S. shareholders who realize a loss on the sale or exchange of our shares may be required to file IRS Form 8886, Reportable Transaction Disclosure Statement, if the loss meets or exceeds certain thresholds; for individual taxpayers, the threshold is $2,000,000 for a loss in a single taxable year. Substantial penalties may be imposed under the 2004 Act if Form 8886 is not properly filed. U.S. shareholders should consult with their tax advisors regarding Form 8886 filing requirements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

4.1 Appointment of Successor Rights Agent, dated as of December 13, 2004, by and between Hospitality Properties Trust and Wells Fargo Bank, National Association. (Filed herewith)

8.1 Opinion of Sullivan & Worcester LLP as to certain tax matters. (Filed herewith)

99.1     Dividend Reinvestment and Cash Purchase Plan. (Furnished herewith)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HOSPITALITY PROPERTIES TRUST

                                     By: /s/ Mark L. Kleifges
                                         Mark L. Kleifges
                                         Treasurer and Chief Financial Officer



Date: December 13, 2004